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                                                                 EXHIBIT 10.34.2

                                  AMENDMENT II

     Amendment to the Facility Set-Up and Contract Manufacturing Agreement
                             and License Agreement

                                    between

                         RADIANCE MEDICAL SYSTEMS INC.
                                hereafter "RMS"
                   located at 13700 Alton Parkway, Suite 160,
                          in Irvine, California, 92618

                                      and

                BEBIG ISOTOPENTECHNIK AND UMWELTDIAGNOSTIK GmbH,
                               hereafter "BEBIG"
                       located at Robert-Rossie-Str. 10,
                            in 13125 Berlin, Germany

BACKGROUND

RMS and BEBIG have signed a FACILITY SET-UP AND CONTRACT MANUFACTURING AGREEMENT including the ADDENDUM TO FACILITY SET-UP AND CONTRACT MANUFACTURING AGREEMENT and a LICENSE AGREEMENT (collectively referred to as "the Agreements"), both amended by the AMENDMENT TO THE FACILITY SET-UP AND CONTRACT MANUFACTURING AGREEMENT AND THE LICENSE AGREEMENT (referred to as "Amendment 1").

RMS desires to extend the future capacity of production determined by the FACILITY SET-UP AND CONTRACT MANUFACTURING AGREEMENT and therefore appoints BEBIG to install additional two new Production Lines at the Facility.

In the light of the above, both parties desire to amend the existing Agreements and the Amendment 1 as follows:

1. PROVISION OF ADDITIONAL FACULTY SPACE

BEBIG will prepare and make available another 65 square meters (referred to as the "New Facility") of laboratory space next to the existing laboratory in its building at Robert-Rossie-Str. 10, 13125 Berlin, Germany. The New Facility shall be suitable for handling and production of radioactive balloon catheters. In return RMS will pay to BEBIG an additional one-time facility fee of $US 50,000 (referred to as "Additional Facility Fee").

2. EXTENSION OF RENTAL TERM

The extension fee in 1(c) FACILITY SET-UP AND CONTRACT MANUFACTURING AGREEMENT will be increased to $US 75,000, payable by Radiance upon the beginning of each new Rental Term. This increase will not apply for the first extension of the Rental Term.

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3. ADDITIONAL EQUIPMENT REQUIREMENTS AND VALIDATION

BEBIG will establish two new assembly platform containment cells according to the provisions of the FACILITY SET-UP AND CONTRACT MANUFACTURING AGREEMENT including the ADDENDUM TO FACILITY SET-UP AND CONTRACT MANUFACTURING AGREEMENT. After installation of the equipment Bebig will carry out the Process Validation after giving written notice to RMS. All material costs and third party expenses during the validation process shall be borne by RMS.

Bebig will purchase the Components for the assembly platforms from RMS for a price of US$ 450,000, payable upon receipt of shipment.

4. COMPENSATIONS

RMS will reimburse BEBIG or its affiliates for the new production requirements with an investment contribution of US$ 585,000 excluding taxes if any. This amount includes the costs for fabrication and validation of the two additional containment cells.

Radiance will reimburse BEBIG for its additional activities agreed by this Amendment II with payments are due at the following dates:

--------------------------------------------------------------------------------
MILESTONE                                     TARGET DATE             AMOUNT
--------------------------------------------------------------------------------
Upon Execution of the Amendment II
"Additional Facility Fee" (see section 1)     Effective Date         50,000 US$
--------------------------------------------------------------------------------
Installation of the Containment cells
(containment cells ready for set-up           March 2001            377,000 US$
of assembly platforms)
--------------------------------------------------------------------------------
Assembly platforms readiness
(cold and hot qualifications done)            April 2001            208,000 US$
--------------------------------------------------------------------------------
                                                       TOTAL:       635,000 US$

5. LICENSE FEE OFFSETS

Both parties agree, that amounts to be paid by RMS according to the provisions of this Amendment II are not subject to offsetting of the license fee or royalties as provided by sec. 4 LICENSE AGREEMENT.

6. MAINTENANCE COSTS

Both parties agree, that RMS covers all maintenance cost of the equipment delivered by RMS during the rental term. Maintenance cost on the before mentioned equipment is billed back to RMS at cost.


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7. MISCELLANEOUS

Except as specifically modified by this Amendment II, all terms and conditions of the Agreements and Amendment I shall continue unchanged.

Date:  2/12/01                                   Date:  2/02/01

/s/ DR. ANDRE HESS                               /s/ JOSEPH A. BISHOP
---------------------------                      ------------------------------
BEBIG GmbH                                       Radiance Medical Systems, Inc.



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